Exhibit 1.1

Amentum Holdings, Inc.
(Delaware corporation)
[●] Shares of Common Stock
UNDERWRITING AGREEMENT
Dated: [●], 2025

Amentum Holdings, Inc.
(Delaware corporation)
[●] Shares of Common Stock
UNDERWRITING AGREEMENT
[●], 2025
BofA Securities, Inc.
as Representative of the several Underwriters
c/o    BofA Securities, Inc.
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
BofA Securities, Inc. (in its capacity as selling shareholder, the “Selling Shareholder”) confirms its agreement with BofA Securities, Inc. (in its capacity as underwriter, “BofA”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom BofA is acting as representative (in such capacity, the “Representative”), with respect to the sale by the Selling Shareholder, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share (“Common Stock”) of Amentum Holdings, Inc., a Delaware corporation (the “Company”), set forth in Schedule A and Schedule B hereto. The aforesaid [●] shares of Common Stock to be purchased by the Underwriters are herein called, collectively, the “Securities.”
The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Underwriting Agreement (this “Agreement”) has been executed and delivered.
Following the execution of this Agreement, Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs”), is expected to enter into an exchange agreement (the “Exchange Agreement” and, together with this Agreement, the “Transaction Documents”) with Bank of America, N.A. (“BANA”), pursuant to which Jacobs would transfer and deliver the Securities to the Selling Shareholder, at the direction of BANA, in satisfaction of certain indebtedness of Jacobs held by BANA on the date hereof(the “Exchange”). Jacobs has no obligation to, and may in its sole discretion and without any liability to the parties hereto, decide not to, enter into the Exchange Agreement or transfer the Securities to the Selling Shareholder.
The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-[●]), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 424(b)

(“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, and the documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the 1933 Act, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the 1933 Act, is herein called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the 1933 Act, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).
As used in this Agreement:
“Applicable Time” means [●] [P./A].M., New York City time, on [●], 2025 or such other time as agreed by the Company and the Representative.
“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus (including any documents incorporated therein by reference) that is distributed to investors prior to the Applicable Time and the information included on Schedule C-1 hereto, all considered together.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule C-2 hereto.
“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of September 27, 2024, between the Company and Jacobs Solutions Inc.
“SpinCo Business” means Jacobs’ Critical Mission Solutions business and portions of Jacobs' Divergent Solutions business transferred to Amentum on September 27, 2024.
All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.
SECTION 1.    Representations and Warranties.
(a)    Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the Applicable Time and the Closing Time (as defined below), and agrees with each Underwriter, as follows (it being understood that all representations and warranties with respect to Amazon Holdco Inc. and its subsidiaries or the SpinCo Business, in each case prior to the closing of the RMT Transaction (as defined in the Prospectus), are made to the knowledge of the Company):
(i)    Registration Statement and Prospectuses. Each of the Registration Statement and any amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.
Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, and, in each case, at the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering of the Securities and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”).
(ii)    Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, at the Applicable Time, or at the Closing Time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time and any Date of Delivery, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), or at the Closing Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with (a) written information furnished to the Company by any Underwriter through the Representative expressly for use therein (the “Underwriter Information”), (b) the Jacobs Information (as defined below) or (c) the Selling Shareholder Information (as defined below). For purposes of this Agreement, the only Underwriter Information shall be the information in the first paragraph under the heading “Underwriting–Commissions and Discounts,” the information in the second, third and fourth paragraphs under the heading “Underwriting–Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting–Electronic Offer, Sale and Distribution of Shares” in each case contained in the Prospectus.
(iii)    Incorporation of Documents by Reference. The Company meets the requirements to incorporate documents by reference in the Registration Statement pursuant to General Instruction VII to Form S-1 under the 1933 Act and the 1933 Act Regulations.
(iv)    Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking into account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(v)    Independent Accountants.
(a)    Ernst & Young LLP, which has certified certain consolidated financial statements of the Company, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and auditing standards generally accepted in the United States and as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board.
(b)    To the knowledge of the Company, Ernst & Young LLP, which has certified certain combined financial statements of the SpinCo Business, is an independent registered public accounting firm with respect to the SpinCo Business within the applicable rules and regulations adopted by the Commission and auditing standards generally accepted in the United States and as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board.
(vi)    Financial Statements; Non-GAAP Financial Measures.
(a)    The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries, as applicable, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(b)    The pro forma condensed combined financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus has been prepared in accordance with Article 11 of Regulation S-X and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
(c)    The financial statements of the SpinCo Business included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the financial position of the SpinCo Business as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP in the United States applied on a consistent basis throughout the periods covered thereby. The summary financial information and any other financial information of the SpinCo Business included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements or unaudited financial statements, as applicable, of the SpinCo Business included therein, except as disclosed therein.

(d)    The other financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus has been derived from the accounting records of (i) the Company and its consolidated subsidiaries or (ii) the SpinCo Business, as the case may be, and presents fairly in all material respects the information shown thereby. All disclosures contained in or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.
(vii)    No Material Adverse Change in Business. Since the date of the most recent financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material change in the short-term debt or long-term debt of the Company, or any of its subsidiaries taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries have entered into any transaction or agreement (not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in the case of each of clauses (i), (ii) and (iii), as otherwise disclosed in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus.
(viii)    Good Standing of the Company. The Company and each subsidiary of the Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where (A) in the case of each subsidiary of the Company, the failure to be so organized and validly existing or (B) in the case of the Company and each subsidiary of the Company, the failure to be so qualified, in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement and the Securities (a “Material Adverse Effect”).
(ix)    Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The outstanding shares of capital stock of the Company, including the

Securities to be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholder, were issued in violation of the preemptive or other similar rights of any securityholder of the Company, (which, for the avoidance of doubt, shall not include preemptive or other similar rights that were duly and validly waived).
(x)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
(xi)    Authorization and Description of Securities. The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability by reason of being such a holder.
(xii)    Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and have been waived.
(xiii)    Absence of Violations, Defaults and Conflicts. None of the Company or any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Company or any of it subsidiaries, or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or its subsidiaries (each, a “Governmental Entity”), except, in the case of clauses (ii) and (iii) above and, solely with respect to the subsidiaries of the Company, clause (i) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement, the sale of the Securities, and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above and, solely with respect to the subsidiaries of the Company, clause (ii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(xiv)    Absence of Labor Dispute. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries, exists or, to the knowledge of the Company, is contemplated or threatened, and none of the Company or any of its subsidiaries is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any subsidiary’s principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect. None of the Company or any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party, except as would not reasonably be expected to have a Material Adverse Effect.
(xv)    Absence of Proceedings. Except as described in the Registration Statement, the General Disclosure Package or the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries, is or, to the knowledge of the Company, may be reasonably expected to become a party or to which any property of the Company and any of its subsidiaries is or, to the knowledge of the Company, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and no such Actions are threatened in writing or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened in writing by others, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(xvi)    Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.
(xvii)    Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (A) such as have been already obtained or made, (B) such as may be described in the Registration Statement, the General Disclosure Package or the Prospectus, (C) such as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, state securities laws or the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”), and (D) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(xviii)    Possession of Licenses and Permits. Each of the Company and each of its subsidiaries possesses all licenses, sub-licenses, certificates, permits and other authorizations issued by, and has made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Company and each of its subsidiaries, that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the General

Disclosure Package or the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Registration Statement, the General Disclosure Package or the Prospectus, none of the Company or any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation or modification would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect .
(xix)    Title to Property. Except as described in the Registration Statement, the General Disclosure Package or the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the business of Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title, except for (a) any Permitted Liens (as defined in the indenture governing the Company’s 7.250% Senior Notes due 2032), (b) those required by the Company’s senior credit facilities, (c) those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries taken as a whole, as applicable, or (d) those that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(xx)    Possession of Intellectual Property. (i) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries, own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses as currently conducted or as contemplated to be conducted in the Registration Statement, the General Disclosure Package or the Prospectus; (ii) to the Company’s and its subsidiaries’ conduct of their respective businesses in the ordinary course does not infringe, misappropriate or otherwise violate any Intellectual Property of any person except for such infringements, misappropriations, or other violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iv) to the knowledge of the Company, the Intellectual Property of the Company and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person, except for such infringement, misappropriation or violation as would not reasonably be expected to have a Material Adverse Effect.
(xxi)    Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package or the Prospectus, (i) the Company and each of its subsidiaries (x) are in compliance with all applicable federal, state, local and foreign laws (including common law), rules, regulations and legally enforceable decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety (solely with respect to exposure to hazardous or toxic substances, wastes, pollutants or contaminants), the environment, natural resources, or the use, storage, treatment, release or disposal of hazardous or toxic substances, wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses as presently conducted; and (z) have not received notice of any actual or potential liability or obligation of the Company or any of its subsidiaries under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances, wastes, pollutants or contaminants; (ii) none of the Company nor any of its subsidiaries have incurred or, to the knowledge of the Company, are reasonably expected to incur any costs or liabilities under or relating to Environmental Laws, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a Governmental Entity is also a party, other than any such proceeding regarding which it is reasonably believed that monetary sanctions of $300,000 or more will not be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with or liabilities under Environmental Laws that could reasonably be expected to have Material Adverse Effect and (z) the Company does not reasonably anticipate that any of the Company or any of its subsidiaries will incur material capital expenditures relating to any Environmental Laws.
(xxii)    Accounting Controls and Disclosure Controls.
(a)    The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13-a15 and 15d-15 under the 1934 Act Regulations) and a system of internal accounting controls, in each case, sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not aware of any material weakness in any such internal accounting controls.
(b)    The Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations), in each case, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.
(xxiii)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
(xxiv)    Payment of Taxes. The Company and its subsidiaries have filed all tax returns required to be filed, subject to any extensions, through the date hereof and have paid all federal, state, local and foreign taxes due and payable, except in each case to the extent failure to so pay or file would not reasonably be expected to have a Material Adverse Effect, or such taxes are being contested in good faith by appropriate proceedings; and except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no tax deficiency that has been asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(xxv)    Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are, in the reasonable judgment of the Company, prudent and customary in the businesses in which they are engaged to protect the Company and its subsidiaries and their respective businesses, taken as a whole; and none of the Company or any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage, at reasonable cost from similar insurers as may be necessary to continue its business.
(xxvi)    Investment Company Act. The Company is not required, and upon the sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).
(xxvii)    Absence of Manipulation. Neither the Company nor, to the knowledge of the Company any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed, or would be reasonably expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.
(xxviii)    Foreign Corrupt Practices Act. None of the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(xxix)     Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(xxx)    OFAC. None of the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any employees or controlled affiliate of the Company or any of its subsidiaries is currently the subject of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of comprehensive Sanctions, including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”) other than in connection with activities undertaken pursuant to a license or exception granted by such sanctions authority and in compliance with applicable law. Since April 24, 2019, the Company and its subsidiaries, have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject of Sanctions or with any Sanctioned Country other than such dealings or transactions undertaken pursuant to a license or exception granted by applicable regulatory authorities and in compliance with applicable law.
(xxxi)    Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter.
(xxxii)    Statistical and Market-Related Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus is not based on or derived from sources that are reasonably reliable and accurate in all material respects.
(xxxiii)    Cybersecurity. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (i) there has been no security breach or other compromise of or relating to any of the Company’s or any of its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) and the IT Systems are adequate for, and operate and perform in all material respects as required in connection with the operations of the business of the Company and each of its subsidiaries as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, (ii) the Company and each of its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to the same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same; and (iii) the Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the commercially reasonable protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification., except as would not, in the case of each of clause (i) and (iii) above, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.
(xxxiv)    Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its respective “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; (ii) the Company has not engaged in a prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption, that would reasonably be expected to result in liability to the Company, as the case may be; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Section 305 of ERISA); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or, to the knowledge of the Company, is reasonably expected to occur; (vi) each Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter or an opinion letter from the Internal Revenue Service stating that it is so qualified, and to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would reasonably be expected to result in the loss of such qualification; and (vii) none of the Company nor any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA), except in each case with respect to the events or conditions set forth in (i) through (vii) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.
(b)    Representations and Warranties by Jacobs. Jacobs represents and warrants to each Underwriter as of the Applicable Time and as of the Closing Time, and agrees with each Underwriter, as follows:
(i)    Accurate Disclosure. Neither the General Disclosure Package nor the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (b)(i) apply only to statements or omissions made in reliance upon and in conformity with information relating to Jacobs furnished in writing by or on behalf of Jacobs expressly for use in: the Registration Statement, the General Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (such information furnished in writing by or on behalf of Jacobs, the “Jacobs Information”). For purposes of this Agreement, the only Jacobs Information shall be: the number of shares of Common Stock owned by Jacobs, the number of Securities proposed to be sold by Jacobs, the name and address of Jacobs and the method of distribution (including the description of the Exchange), any financial statements or other information (or omissions thereof) about the SpinCo Business to the extent relating to any date or period ended on or before September 27, 2024, in each case, to the extent provided by Jacobs or any representative of Jacobs (including information provided prior to the date hereof, whether for inclusion in the Company’s registration statement on Form 10 or otherwise). Jacobs is not prompted to enter into the Transaction Documents by any information concerning the Company or any subsidiary of the Company which is not set forth in the General Disclosure Package or the Prospectus.
(ii)    Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by Jacobs.
(iii)    Noncontravention. The execution, delivery and performance by Jacobs of the Transaction Documents and the Exchange of the Securities by Jacobs and the consummation of the transactions contemplated therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of Jacobs pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Jacobs is a party or by which Jacobs is bound or to which any property, right or asset of Jacobs is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of Jacobs or (iii) result in the violation of any law or statute applicable to Jacobs or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over Jacobs, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the performance by Jacobs of its obligations under the Transaction Documents (a “Jacobs Material Adverse Effect”).
(iv)    Absence of Manipulation. Jacobs has not taken, and will not take, directly or indirectly, any action which is designed or would reasonably be expected to cause or result in, or which constitutes, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
(v)    Absence of Further Requirements. No filing with, or authorization, approval, consent, order, registration, qualification or decree of any Governmental Entity is necessary or required for the performance by Jacobs of its obligations under the Transaction Documents, or in connection with the Exchange and delivery of the Securities thereunder or the consummation of the transactions contemplated thereby, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, state securities laws or the rules of FINRA and where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to result in a Jacobs Material Adverse Effect.
(vi)    No Free Writing Prospectuses. Jacobs has not prepared or had prepared on its behalf or used or referred to, any “free writing prospectus” (as defined in Rule 405), and has not distributed any written materials in connection with the offer or sale of the Securities.
(c)    Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Time, and agrees with each Underwriter, as follows:
(i)    Accurate Disclosure. Neither the General Disclosure Package nor the Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (c)(i) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (such information furnished in writing by or on behalf of the Selling Shareholder, the “Selling Shareholder Information”). For purposes of this Agreement, the only Selling Shareholder Information shall be the legal name and and the number of shares offered by the Selling Shareholder.
(ii)    Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.
(xi)    Valid Title. Assuming the Exchange is consummated, the Selling Shareholder has, and at the Closing Time will have, valid title to the Securities to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Exchange Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder or a valid security entitlement in respect of such Securities.
(d)    Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of Jacobs as such and delivered to the Representative or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by Jacobs to the Underwriters as to the matters covered thereby.
SECTION 2.    Sale and Delivery to Underwriters; Closing.
(a)    Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholder, at the price per share set forth in Schedule A, that proportion of the number of Securities set forth in Schedule B opposite the name of the Selling Shareholder, which the number of Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.
(b)    [Reserved.]
(c)    Payment. Payment of the purchase price for, and delivery of certificates or security entitlements for, the Initial Securities shall be made at the offices of Milbank LLP, or at such other place as shall be agreed upon by the Representative, the Company and the Selling Shareholder, at [9:00 A.M.] (New York City time) on [●], 2025 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company and the Selling Shareholder (such time and date of payment and delivery being herein called “Closing Time”).
Payment shall be made to the Selling Shareholder by wire transfer of immediately available funds to a bank account designated by the Selling Shareholder, against delivery to the Representative for the respective accounts of the Underwriters of certificates or security entitlements for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities, which it has agreed to purchase. The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.
SECTION 3.    Covenants of the Company. The Company covenants with each Underwriter as follows:
(a)    Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will promptly notify the Representative, and confirm the notice in writing (which may be by email), (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the

Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof as soon as practicable.
(b)    Continued Compliance with Securities Laws. The Company will comply with the applicable requirements of the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representative notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c)    Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, if requested, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, if requested, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
(d)    Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
(e)    Blue Sky Qualifications. The Company will use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may reasonably designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
(f)    Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available (which may be satisfied by filing with the Commission via EDGAR) to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.
(g)    [Reserved].
(h)    Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Securities on the New York Stock Exchange.
(i)    Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or publicly file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise, exchange or conversion of any option, warrant or other security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Common Stock issued or options, restricted stock units or other equity awards granted pursuant to existing equity, incentive or employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director compensation plan or program or dividend reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (E) the issuance of shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock in connection with mergers, acquisitions, joint ventures, strategic alliances, commercial, lending or other collaborative or other strategic transactions, or the acquisition by the Company of the business, property, technology or other assets of another individual or entity or the assumption of an employee benefit plan in connection with a merger or acquisition (provided that in the case of this clause (E), (x) the aggregate number of shares issued in all such acquisitions and transactions taken together does not exceed 5% of the Company’s shares of Common Stock outstanding following the such acquisitions and transactions and (y) any person to whom such shares or securities are issued or granted who becomes a director or officer (as defined in Section 16 of the 1934 Act) of the Company shall execute and deliver to the Representative a “lock-up” agreement in substantially the same form as Exhibit A hereto); (F) the filing of a registration statement on Form S-8 or any successor form thereto relating to the shares of Common Stock granted pursuant to or reserved for issuance under the compensation plans of the Company and its subsidiaries referred to in clauses (C) or (D), or any such plan assumed by the Company in connection with a transaction described in clause (E); (G) the establishment or amendment of a trading plan pursuant to Rule 10b5-1 under the 1934 Act, provided that such plan does not provide for the transfer of shares of Common Stock during the 90-day restricted period and to the extent a public announcement or filing under the 1934 Act, if any, is required regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of such shares of Common Stock may be made under such plan during the 90-day restricted period in contravention of this Agreement; (H) shares of Common Stock issued pursuant to a plan of reorganization and (I) for the avoidance of doubt, confidential or non-public submissions to the Commission of any registration statements under the 1933 Act if no public announcement of such confidential or non-public submission shall be made.
(j)    Reporting Requirements. The Company, during the period when a Prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations.
(k)    Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule C-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule

433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (which has not been superseded or modified), any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
SECTION 4.    Payment of Expenses.
(a)    Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any reasonable and documented costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates or security entitlements for the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors engaged by the Company, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including any Commission filing fees, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company, (viii) the expenses as set forth on Schedule E and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.
(b)    Expenses of Jacobs. Jacobs will pay or cause to be paid stamp and other duties and stock and other transfer taxes, if any, payable upon the transfer of the Securities to the Selling Shareholder or the Underwriters. To the extent provided by the Registration Rights Agreement, the Company will pay or cause to be paid the expenses of Jacobs related to the offering of the Securities.
(c) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a)(i) or (iii), or Section 10 hereof, the Company shall reimburse the Underwriters for the expenses as set forth on Schedule E; provided that, if this Agreement is terminated by the Representative (i) pursuant to Section 10 hereof, the Company will have no obligation to reimburse any defaulting Underwriter, (ii) due to (x) the failure of the condition in Section 5(m) to be satisfied, or any other failure by Jacobs to consummate the Exchange pursuant to the Exchange Agreement or (y) the inaccuracy of the representations and warranties of, or failure to perform the covenants of, Jacobs contained in this Agreement, or the failure of either of the conditions in Section 5(c) or 5(f) to be satisfied, Jacobs (and not the Company) shall reimburse the Underwriters for the expenses as set forth on Schedule E or (iii) due to the inaccuracy of the representations and warranties of, or failure to perform the covenants of, the Selling Shareholder, the Company shall have no obligation to reimburse the Underwriters.

SECTION 5.    Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase the Securities hereunder are subject to the accuracy of the representations and warranties of the Company, Jacobs and the Selling Shareholder contained herein or in certificates of any officer of the Company or any of its subsidiaries, Jacobs or on behalf of the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company, Jacobs and the Selling Shareholder of their respective covenants and other obligations hereunder, and to the following further conditions:
(a)    Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.
(b)    Opinion of Counsel for the Company. At the Closing Time, the Representative shall have received the opinion, dated the Closing Time, of Cravath, Swaine & Moore LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to such effect as counsel to the Underwriters may reasonably request.
(c)    Opinion of Counsel for Jacobs. At the Closing Time, the Representative shall have received the opinion, dated the Closing Time, of Sullivan & Cromwell LLP, counsel for Jacobs, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to such effect as counsel to the Underwriters may reasonably request.
(d)    Opinion of Counsel for Underwriters. At the Closing Time, the Representative shall have received the opinion, dated the Closing Time, of Milbank LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.
(e)    Officers’ Certificate. On and as of the Closing Time, the Representative shall have received a certificate, which shall be delivered by or on behalf of the Company and not the signatory in his or her individual capacity, of an executive officer of the Company who has specific knowledge of the Company’s financial matters and is reasonably satisfactory to the Representative, (i) confirming that such officer has carefully reviewed the Registration Statement, the General Disclosure Package and the Prospectus and, to the knowledge of such officer, the representations and warranties of the Company in Section 1(a)(i) and (ii) of this Agreement are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct in all respects and that the Company has complied in all respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iii) confirming that no event or condition of a type described in Section 1(a)(vii) has occurred or shall exist, which event or condition is not described in each of Registration Statement, the General Disclosure Package and the Prospectus, the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Initial Securities on the terms and in the manner contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, (iv) to the effect set forth in clause (l) below and (v) confirming that no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated by the Commission.
(f)    Certificate of Jacobs. At the Closing Time, the Representative shall have received a certificate, which shall be delivered by or on behalf of Jacobs and not the signatory in his or her individual capacity, of the President, Chief Executive Officer, Chief Financial Officer, Senior Vice President, Vice President or Treasurer of Jacobs, dated the Closing Time, to the effect that (i) the representations and warranties of Jacobs in this Agreement are true and correct in all respects with the same force and effect as though expressly made at and as of the Closing Time and (ii) Jacobs has complied in all respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Time.
(g)    Accountant’s Comfort Letter. On the date of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP, in its capacity as auditor of each of the Company and the SpinCo Business, separate letters in each such capacity, dated such date, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.
(h)    Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from Ernst & Young LLP, in its capacity as auditor of each of the Company and the SpinCo Business, separate letters in each such capacity, dated as of the Closing Time, in form and substance reasonably satisfactory to the Representative.
(i)    Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.
(j)    No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.
(k)    Lock-up Agreements. At the date of this Agreement, the Representative shall have received one or more agreements substantially in the form of Exhibit A hereto signed by the persons listed on Schedule D hereto.
(l)    Maintenance of Rating. Since the execution of this Agreement, there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the 1934 Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
(m)    Exchange. On or prior to the Closing Time, the Exchange shall have occurred in accordance with the terms of the Exchange Agreement and in accordance with the description set forth in the General Disclosure Package, and without giving effect to any material amendment not consented to by the Representative.

(n)    [Reserved.]
(o)    Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.
(p)    Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, the obligations of the several Underwriters, may be terminated by the Representative by notice to the Company and the Selling Shareholder at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14, 15, 16 and 17 shall survive any such termination and remain in full force and effect.
SECTION 6.    Indemnification.
(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, and their respective affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, Jacobs, its affiliates and each person, if any, who controls Jacobs within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Selling Shareholder, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred and documented in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission from any preliminary prospectus, Issuer Free Writing Prospectus, Prospectus or any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information, the Selling Shareholder Information or the Jacobs Information.
(b)    Indemnification by Jacobs. Jacobs agrees to indemnify and hold harmless each Underwriter, its affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Company, its affiliates, each of their respective directors and officers and each person, if any who, controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the extent and in the manner set forth in clause (a) above; provided that Jacobs shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration

Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Jacobs Information.
(c)    Indemnification by Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its affiliates and selling agents and each person, if any, who controls any Underwriter, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, Jacobs, its affiliates, and each person, if any, who controls Jacobs within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Company, its affiliates, each of their respective directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the extent and in the manner set forth in clause (a) above; provided that the Selling Shareholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Selling Shareholder Information; provided, further, that the liability under this subsection of the Selling Shareholder shall be limited to an amount equal to the underwriting commissions and discounts, but before expenses, in connection with the offering.
(d)    Indemnification by Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its affiliates, each of their respective directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, Jacobs, its affiliates and each person, if any, who controls Jacobs within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the indemnity set forth in subsection (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information.
(e)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to paragraph (a), (b), (c) or (d) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a), (b), (c) or (d) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a), (b), (c) or (d) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person, upon request of the Indemnified Person, thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such proceeding and shall pay the reasonable and documented fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable and documented fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm shall be designated in writing by such Indemnified Person. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request and more than 30 days after receipt of the proposed terms of such settlement and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(f)    Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any other agreement among any of the Company, Jacobs and the Selling Shareholder with respect to indemnification, including the Registration Rights Agreement.
SECTION 7.    Contribution.
(a)    If the indemnification provided for in paragraph (a), (b), (c) or (d), as applicable, of Section 6 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, in one regard, Jacobs, in the second regard, the Selling Shareholder, in the third regard, and the Underwriters, in the fourth regard, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, in one regard, Jacobs, in the second regard, the Selling Shareholder, in the third regard, and the Underwriters, in the fourth regard, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, in one regard, Jacobs, in the second regard, the Selling Shareholder, in the third regard or the Underwriters, in the fourth regard, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(b)    The Company, Jacobs, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (a) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (a) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, (i) in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) in no event shall the Selling Shareholder be required to contribute any amount in excess of the amount by which the discount received by it or its affiliate, as applicable, in its or its affiliate’s capacity as an Underwriter hereunder, exceeds any damages which the Selling Shareholder has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.
(c)    The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
For purposes of this Section 7, the respective affiliates, directors and officers of the Underwriters and each person, if any, who-controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each of the affiliates of the Company, each of the directors and officers of the Company and its affiliates and each person, if any, who controls the Company, Jacobs or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Company, Jacobs or the Selling Shareholder, as the case may be. The Underwriters respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.
The provisions of this Section shall not affect any other agreement among any of the Company, Jacobs and the Selling Shareholder with respect to contribution.
SECTION 8.    Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries, Jacobs or the Selling Shareholder submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling Jacobs or the Selling Shareholder and (ii) delivery of and payment for the Securities.

SECTION 9.    Termination of Agreement.
(a)    Termination. The Representative may terminate this Agreement, by notice to the Company, Jacobs and the Selling Shareholder, at any time at or prior to the Closing Time (i) there has been, in the judgment of the Representative, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the NYSE MKT or the New York Stock Exchange or in the Nasdaq Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.
(b)    Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14, 15, 16 and 17 shall survive such termination and remain in full force and effect.
SECTION 10.    Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:
(i)    if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
(ii)    if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.
No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the (i) Representative or (ii) the Company and the Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.
SECTION 11.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to BofA at One Bryant Park, New York, New York 10036, attention of Syndicate Department (email: dg.ecm_execution_services@bofa.com), with a copy to ECM Legal (email: dg.ecm_legal@bofa.com); notices to the Company shall be directed to it at 4800 Westfields Blvd., Suite 400, Chantilly, Virginia 20151, attention of Paul W. Cobb, Jr.; Email: Whit.Cobb@amentum.com, with a copy (which shall not constitute notice) to Cravath, Swaine & Moore LLP, Two Manhattan West, 375 Ninth Avenue, New York, New York, 10001, Attention: Ryan J. Patrone and Michael E. Mariani, email: rpatrone@cravath.com and mmariani@cravath.com; notices to Jacobs shall be directed to it at 1999 Bryan Street, Suite 3500, Dallas, Texas 7520, attention of Justin Johnson; Email: justin.johnson@jacobs.com, with a copy (which shall not constitute notice) to Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004, Attention: Patrick S. Brown and Alan J. Fishman, email: brownp@sullcrom.com and fishmana@sullcrom.com; and notices to the Selling Shareholder shall be directed to BofA at One Bryant Park, New York, New York 10036, attention of Syndicate Department.
SECTION 12.    No Advisory or Fiduciary Relationship. Each of the Company, Jacobs and the Selling Shareholder acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, in one regard, Jacobs, in the second regard, and the Selling Shareholder, in the third regard, and the several Underwriters, in the fourth regard, and does not constitute a recommendation, investment advice, or solicitation of any action by the Underwriters, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries, Jacobs or the Selling Shareholder, or its respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company, Jacobs or the Selling Shareholder with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, any of its subsidiaries, Jacobs or the Selling Shareholder on other matters) and no Underwriter has any obligation to the Company, Jacobs or the Selling Shareholder with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company, Jacobs and the Selling Shareholder, and (e) the Underwriters have not provided any legal, accounting, regulatory, investment or tax advice with respect to the offering of the Securities and the Company, Jacobs and each of the Selling Shareholder has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate, and (f) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person. No principal-agent or other representative relationship is, or is intended to be, created between Jacobs and the Selling Shareholder, in fact or appearance, by any of the provisions of this Agreement, and Jacobs and the Selling Shareholder each hereby acknowledge that no liability or claim will arise or be asserted by any party hereto, in whole or in part, on the basis of agency or the existence of a principal agent relationship or any similar doctrine. Jacobs and the Selling Shareholder acknowledge and agree that the Selling Shareholder is acting solely in the capacity of an arm’s length contractual counterparty to Jacobs with respect to the transactions contemplated hereby and not as a financial advisor or fiduciary to, or an agent or representative of, Jacobs or any other person.
SECTION 13.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
For purposes of this Section 13, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
SECTION 14.    Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company, Jacobs and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, Jacobs and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof, as applicable, and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, Jacobs and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, as applicable, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.
SECTION 15.    Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), Jacobs, the Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
SECTION 16.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.
SECTION 17.    Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
SECTION 18.    TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
SECTION 19.    Counterparts and Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.
SECTION 20.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
SECTION 21.    Other Agreements. Notwithstanding anything to the contrary contained herein, this Agreement shall not affect any other written agreement between Jacobs and the Company regarding the allocation of costs or expenses, indemnification, contribution or any other matter.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, Jacobs and the Selling Shareholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company, Jacobs and the Selling Shareholder in accordance with its terms.

Very truly yours,

AMENTUM HOLDINGS, INC.

By
Title:[●]

JACOBS ENGINEERING GROUP INC.

By
Title:[●]

BOFA SECURITIES, INC., as Selling Shareholder

By
Title:[●]

CONFIRMED AND ACCEPTED,
as of the date first above written:

BOFA SECURITIES, INC.

By: BOFA SECURITIES, INC.

By
Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

SCHEDULE A
The initial public offering price per share for the Securities shall be $[●].
The purchase price per share for the Securities to be paid by the several Underwriters shall be $[●], being an amount equal to the initial public offering price set forth above.

Name of Underwriter	Number of Initial Securities

BofA Securities, Inc.	[●]
J.P Morgan Securities LLC	[●]
Morgan Stanley & Co. LLC	[●]
BNP Paribas Securities Corp.	[●]
TD Securities (USA) LLC	[●]
Total	[●]
Sch A-1

SCHEDULE B

Number of Securities to be Sold

BOFA SECURITIES, INC.	[●]

Total	[●]
Sch B - 1

SCHEDULE C-1
Pricing Terms
1.    The Selling Shareholder is selling [●] shares of Common Stock.
2.    The initial public offering price per share for the Securities shall be $[●].
SCHEDULE C-2
Free Writing Prospectuses
None.
Sch C - 1

SCHEDULE D
List of Persons and Entities Subject to Lock-up
Stephen A. Arnette
General Vincent K. Brooks
Jill Bruning
Darren Burton
Steven J. Demetriou
Benjamin Dickson
General Ralph E. Eberhart
John Heller
S. Leslie Ireland
Travis B. Johnson
Barbara L. Loughran
Sean Mullen
Sandra E. Rowland
Michele St. Mary
Christopher M.T. Thompson
Russell Triedman
John Vollmer
Connor Wentzell
Stuart Young
Jacobs Solutions Inc.

Sch D - 1

Exhibit A
Lock-up Agreement
A-1

Form of Lock-up Agreement
●, 2025
BofA Securities, Inc.
as Representative of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement
c/o    BofA Securities, Inc.
One Bryant Park
New York, New York 10036
Re:    Proposed Public Offering of Common Stock of Amentum Holdings, Inc.
Dear Ladies and Gentlemen:
The undersigned, a securityholder and/or an officer and/or a director, as applicable, of Amentum Holdings, Inc., a Delaware corporation (the “Company”), understands that BofA Securities, Inc. (in its capacity as representative of the underwriters, the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, Jacobs Engineering Group Inc. and the Selling Shareholder listed on Schedule B to the Underwriting Agreement providing for the public offering (the “Public Offering”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In recognition of the benefit that the Public Offering will confer upon the undersigned as a securityholder and/or an officer and/or a director, as applicable, of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date of the Underwriting Agreement and ending on the date that is 90 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (“Other Securities”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and securities which may be issued upon exercise of a stock option or warrant) (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”) (ii) enter into any hedging, swap, loan or any other agreement or any transaction (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward or any other derivative transaction or instrument, however described or defined) that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such hedging, swap, loan or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing described in clauses (i) and (ii) above.
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Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representative in any one or more of the following transactions:
(i)    as a bona fide gift or gifts, including, without limitation, to a charitable organization or educational institution, or for bona fide estate planning purposes;
(ii)    upon death or by will, testamentary document or intestate succession;
(iii)    by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;
(iv)    pursuant to an order of a court or regulatory agency;
(v)    to any corporation, partnership, limited liability company or other entity of which the undersigned and/or the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;
(vi)    to any immediate family member of the undersigned or any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or one or more immediate family members of the undersigned (for purposes of this lock-up agreement (this “Agreement”), “immediate family” of the undersigned shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than the first cousin of the undersigned);
(vii)    to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi) above;
(viii)    if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership or a control person of a partnership, to such partnership’s general partner or a successor partnership or fund, or any other funds managed by such partnership), (B) as part of a distribution, transfer or disposition to current or former general or limited partners, limited liability company members, beneficiaries, stockholders of the undersigned or holders of similar equity interests in the undersigned, (C) to any wholly owned subsidiary of the undersigned or (D) if a transferee referred to under clauses (viii)(A) or (B) above is not a natural person, any director or indirect partner, member, beneficiary, stockholder equityholder of such transferee until the Lock-Up Securities come to be held by a natural person;
(ix)    to the Company upon the undersigned’s death, disability or termination of employment or other service relationship with the Company; provided that the Common Stock or Other Securities received under this clause shall remain subject to the restrictions contained in this Agreement;
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(x)    (A) the receipt by the undersigned from the Company of any Common Stock or Other Securities upon the exercise of options, settlement of restricted stock units or other equity awards or the exercise of warrants which are outstanding as of the date of the final prospectus relating to the Public Offering (the “Prospectus”) pursuant to plans or programs disclosed in the Prospectus, or (B) the transfer of any Common Stock or Other Securities to the Company upon a vesting or settlement event of the Company’s restricted stock units or other equity awards, or upon the exercise of options or warrants to purchase the Company’s securities on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such securities, options, restricted stock units or other equity awards, or warrants (and solely to the extent necessary to cover the exercise price and the amount needed for the payment of taxes, including estimated taxes, due as a result of such vesting, settlement or exercise whether by means of a “net settlement” or otherwise) so long as such “cashless” exercise or “net exercise” is effected solely by the surrender of outstanding securities, options, restricted stock units or other equity awards, or warrants (or the Common Stock or Other Securities issuable upon the exercise or settlement thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax and remittance obligations; provided that (x) the Common Stock or Other Securities received upon exercise or settlement of the security, option, restricted stock unit or other equity award, or warrant are subject to the terms of this Agreement, and (y) that in the case of either (A) or (B), any public announcement or filing under Section 16(a) of the Exchange Act or any other public filing or disclosure shall clearly indicate that (i) the filing relates to the circumstances described in (A) or (B), as the case may be, (ii) no Lock-Up Securities were sold by the reporting person and (iii) the Lock-Up Securities retained by the undersigned after such “cashless” or “net exercise” are subject to a lock-up agreement with the underwriters of the Public Offering;
(xi)    the transfer of Common Stock or Other Securities in connection with a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company and made to all holders of Common Stock involving a Change of Control (as defined below), provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the undersigned shall remain subject to the restrictions contained in this Agreement. For the purposes of this clause (xi), “Change of Control” shall mean the consummation of any bona fide third-party tender offer, merger, consolidation or similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company (or the surviving entity);
(xii)    any transfer of shares of Common Stock or Other Securities to the Company pursuant to arrangements under which the Company has the option to repurchase such shares or other securities or a right of first refusal with respect to such securities; provided that the Common Stock or Other Securities received under this clause shall remain subject to the restrictions contained in this Agreement;
(xiii)    establishing, facilitating the establishment of or amending a trading plan pursuant to Rule 10b5-1 under the Exchange Act, provided that (i) such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) to the extent a public
9

announcement or filing under the Exchange Act, if any, is required of the undersigned or the Company regarding the establishment or amendment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Lock-Up Securities may be made under such plan during the Lock-Up Period;
(xiv)    for the avoidance of doubt, confidential or non-public submissions to the Commission of any registration statements under the Securities Act if no public announcement of such confidential or non-public submission shall be made; and
(xv)    transactions as permitted by the prior written consent of the Representative;
provided that in the case of any transfer, distribution or other disposition pursuant to clause (i) and clauses (v) through (viii) above, (a) the Representative receives a signed lock-up agreement in the form of this Agreement for the balance of the Lock-Up Period from each donee, devisee, trustee, distributee, or transferee, as the case may be, (b) any such transfer shall not involve a disposition for value and (c) any required filing during the Lock-Up Period with the Commission on Form 4 or Form 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall clearly indicate in the footnotes thereto that the Lock-Up Securities retained by the transferee, donee or distribute are subject to a lock-up agreement with the underwriters of the Public Offering; and
provided further that in the case of any transfer pursuant to clauses (iii), (iv) and (xii), any filing in accordance with Section 16(a) of the Exchange Act made during the Lock-Up Period shall clearly indicate that the transfer is by operation of law, court order, or in connection with a divorce settlement, or a repurchase by the Company, as the case may be;
Furthermore, notwithstanding the foregoing, the undersigned may sell or transfer Common Stock or Other Securities purchased by the undersigned on the open market following the date of the Prospectus; provided that (i) such sales or transfers are not required to be reported during the Lock-Up Period with the Commission on Form 4 or Form 5 in accordance with Section 16(a) of the Exchange Act, and (ii) the undersigned does not otherwise voluntarily effect any such public filing or report regarding such sales or transfers during the Lock-Up Period. [The undersigned may exchange or dispose of shares of Common Stock in connection with the Public Offering pursuant to the terms of the Exchange Agreement.]1
[Notwithstanding anything to the contrary herein, the undersigned may freely transfer the Lock-Up Securities or any other shares of Common Stock held by the undersigned without the prior written consent of the Representative in connection with any pro rata distribution of Common Stock by Jacobs Engineering Group Inc. or Jacobs Solutions Inc. to its shareholders; provided that such transfer is not a disposition of Common Stock for value.]2
The undersigned acknowledges and agrees that the underwriters have neither provided any recommendation or investment advice nor solicited any action from the undersigned with respect to the Public Offering of the Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the
1 To be included in Jacobs' lockup agreement.
2 To be included in Jacobs' lockup agreement.
10

underwriters are not making a recommendation to you to enter into this Agreement and nothing set forth in such disclosures is intended to suggest that any underwriter is making such a recommendation.
[If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.]3
The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this Agreement. The undersigned understands that the Company and the underwriters are relying upon this Agreement in proceeding toward the consummation of the Public Offering. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.
Notwithstanding anything to the contrary contained herein, in no event shall the restrictions in this Agreement apply to any transaction in Common Stock, Other Securities or any other securities that are held by an investment fund and beneficially owned by a partner in such investment fund that is not the undersigned, even if the undersigned is a general partner, control person, adviser, or manager of such investment fund.
Notwithstanding anything to the contrary contained herein, this Agreement will automatically terminate and the undersigned will be released from all of their or its obligations hereunder upon the earliest to occur, if any, of the following: (i) prior to the execution of the Underwriting Agreement, the Company advises the Representative in writing that it has determined not to proceed with the Public Offering, (ii) the Company files an application with the Commission to withdraw the registration statement relating to the Public Offering, (iii) the Underwriting Agreement is executed but is terminated (other than with respect to the provisions thereof which survive termination) prior to payment for and delivery of the Common Stock to be sold thereunder or (iv) [●], 2025 in the event that the Public Offering shall not have occurred on or before such date (provided that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to an additional [●] months).
This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.
3 To be included in Jacobs' lockup agreement.
11

[Signature page follows]
12

Very truly yours,

[NAME OF STOCKHOLDER / OFFICER/ DIRECTOR]

By:
Name:
Title:

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print) (Indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity.)
[Signature Page to Lock-up Agreement]